                                Exhibit 10(dd)

                      Amendment No. 5 Dated June 1, 1994
                     to Employment Agreement Between the
                        Registrant and James H. Berick

                               AMENDMENT NO. 5 TO
                               ------------------
                              EMPLOYMENT AGREEMENT
                              --------------------


   This Amendment No. 5 to Employment Agreement made as of June 1, 1994 between REALTY ReFUND TRUST, an unincorporated association in the form of a business trust organized under the laws of the State of Ohio having its principal business address at 1385 Eaton Center, Cleveland, Ohio 44114 (the "Trust") and JAMES H. BERICK ("Employee").

                                R E C I T A L S
                                ---------------

   The Trust and Employee entered into an Employment Agreement dated as of January 22, 1990. As of June 1, 1993, the Employment Agreement was amended to extend its term to January 21, 2004 (subject to the provisions for earlier termination contained at Section 5 of the Employment Agreement). The January 22, 1990 Employment Agreement, as amended, is herein referred to as the "Employment Agreement".
   The parties desire to extend the term of the Employment Agreement by re-establishing the expiration date thereof.

                              A G R E E M E N T S
                              -------------------

   NOW, THEREFORE, in consideration of the foregoing, and their mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:
   1. The Trust and Employee agree to and do hereby amend the Employment Agreement so that:

   (a)  Section 2 on page 3 of the Employment Agreement stating:
        "2.  TERM
   . . . this Agreement shall commence upon the execution hereof and shall continue through and including the 21st day of January, 2004."

is replaced in its entirety as though originally set forth therein with:
        "2.  TERM
   . . . this Agreement shall commence upon the execution hereof and shall continue through and including the 21st day of January, 2005."

and,

   (b)  Section 6 on page 5 of the Employment Agreement stating:
        "6.  COVENANT AGAINST COMPETITION
   (A) During the period commencing with the date hereof and continuing until the latter of the expiration of the term of this Agreement or until January 21, 2004 if this Agreement shall be terminated for the reasons specified in
  Section 5(a)(i) hereof .  . . ."

is replaced in its entirety as though originally set forth therein with:
        "6.  COVENANT AGAINST COMPETITION

   (A) During the period commencing with the date hereof and continuing until the latter of the expiration of the term of this Agreement or until January 21, 2005 if this Agreement shall be terminated for the reasons specified in
  Section 5(A)(i) hereof . . ."

   2. Except as herein specifically amended, all of the terms and conditions of the Employment Agreement are hereby ratified and confirmed and the Employment Agreement is hereby incorporated to the same extent as if fully rewritten herein.
   IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to Employment Agreement to be duly executed as of June 1, 1994.

                                         REALTY ReFUND TRUST


                                         By:_____________________________
                                            Alan M. Krause,
                                            Chairman


                                      And:____________________________
                                            Christine Turk,
                                            Secretary

                                                THE TRUST




                                         _______________________________
                                         JAMES H. BERICK

                                                EMPLOYEE




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